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                                                                    Exhibit 23.1






                         CONSENT OF INDEPENDENT AUDITOR





We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to The Croghan Colonial Bank 401(k) Profit Sharing Plan, as amended, of our report dated January 13, 1998, with respect to the consolidated financial statements of Croghan Bancshares, Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.


                                                      /s/ Clifton Gunderson LTD.
                                                      CLIFTON GUNDERSON LTD.





Toledo, Ohio
May 18, 1998







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